                                                                  Exhibit 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE:  TAL WIRELESS NETWORKS, INC.  )   CASE NO: 97-58435 MM
                                     )            ---------
                                     )
                                     )  CHAPTER 11
                                     )  MONTHLY OPERATING REPORT
                                     )  (GENERAL BUSINESS CASE)
                                     )
-------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED   August, 1998
            -----------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                         END OF                END OF                 AS OF
                                                                        CURRENT                 PRIOR                PETITION
2.  ASSET/LIABILITY SUMMARY                                              MONTH                  MONTH                 FILING
                                                                         -----                  -----                 ------
       Current Assets (Market Value)                                     $85,746                $89,494              $245,867
                                                                  -------------------   --------------------   -------------------
       Total Assets (Market Value)                                    $5,498,364             $5,502,082            $5,665,985
                                                                  -------------------   --------------------   -------------------
       Current Liabilities                                              $133,199               $121,646                    $0
                                                                  -------------------   --------------------   -------------------
       Total Liabilities                                              $5,600,234             $5,588,681            $5,467,035
                                                                  -------------------   --------------------   -------------------



                                                                                                                    PETITION
                                                                             CURRENT                 PRIOR           DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                      MONTH                  MONTH          MONTH END
                                                                              -----                  -----          ---------
       a.  Total Receipts                                                        $0                     $8            $26,217
                                                                    -------------------   --------------------   -------------------
       b.  Total Disbursements                                               $3,718                   $500            $32,108
                                                                    -------------------   --------------------   -------------------
       c.  Excess (Deficiency) of
             Receipts Over Disbursements (a - b)                            ($3,718)                 ($492)           ($5,891)
                                                                    -------------------   --------------------   -------------------
       d.  Cash Balance Beginning of Month                                  $14,308                $14,800       -------------------
                                                                    -------------------   --------------------
       e.  Cash Balance End of Month (c + d)                                $10,590                $14,308
                                                                    -------------------   --------------------
                                                                    -------------------   --------------------



4.  POST-PETITION LIABILITIES & RECEIVABLES                             RECEIVABLES                                LIABILITIES
                                                                        -----------                                -----------
    Balance at End of Previous Month                                        $75,156                                  $121,646
                                                                    -------------------                          -------------------
    Balance at End of Current Month                                         $75,156                                  $133,199
                                                                    -------------------                          -------------------

5.  PAST DUE POST-PETITION LIABILITIES

    Balance at End of Previous Month (over 30 days)                              $0
                                                                    -------------------
    Balance at End of Current Month (over 30 days)                               $0
                                                                    -------------------





                                                                                               YES                    NO
                                                                                               ---                    ---
6.  Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)  X
                                                                                               --------------   ---------------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
   including date of payment, amount of payment and name of payee)                                              X
                                                                                               --------------   ----------------
8.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for
    payment, and name of payee)                                                                                 X
                                                                                               --------------   ----------------
9.  Have any payments been made to professionals? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                             X
                                                                                               --------------   ----------------
10. If you answered yes to line 7, 8, or 9, were all such payments approved by
    the court?                                                                                 #
                                                                                               --------------   ----------------
11. Is the estate insured for replacement cost of assets and for general liability?            N/A
                                                                                               --------------   ----------------
12. Are U.S. Trustee quarterly fees current?                                                   X
                                                                                               --------------   ----------------


    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

    Date: September 18, 1998                  Richard J Redett
          ------------------                  ----------------------------------
                                                     Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED       August, 1998
                                                 -------------
                                   ($_______)


          ASSETS

                                                                       FROM SCHEDULES                                MARKET VALUE
                                                                       --------------                               -------------
            CURRENT ASSETS
1               Cash and cash equivalents - unrestricted                                                                 $10,590
                                                                                                              ---------------------
2               Cash and cash equivalents - restricted                                                                        $0
                                                                                                              ---------------------
3               Accounts receivable (net)                                   A                                            $75,156
                                                                                                              ---------------------
4               Inventory                                                   B                                                 $0
                                                                                                              ---------------------
5               Prepaid expenses                                                                                              $0
                                                                                                              ---------------------
6               Other:
                         ----------------------------------------                                             ---------------------

7               -------------------------------------------------                                             ---------------------

8                   TOTAL CURRENT ASSETS                                                                                 $85,746
                                                                                                              ---------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)

9               Real property                                               C                                                 $0
                                                                                                              ---------------------
10               Machinery and equipment                                    D                                                 $0
                                                                                                              ---------------------
11               Furniture and fixtures                                     D                                                 $0
                                                                                                              ---------------------
12               Office equipment                                           D                                                 $0
                                                                                                              ---------------------
13               Leasehold improvements                                     D                                                 $0
                                                                                                              ---------------------
14               Vehicles                                                   D                                                 $0
                                                                                                              ---------------------
15               Other:
                         ----------------------------------------           D                                 ---------------------
16
                 ------------------------------------------------           D                                 ---------------------
17
                 ------------------------------------------------           D                                 ---------------------
18
                 ------------------------------------------------           D                                 ---------------------
19
                 ------------------------------------------------           D                                 ---------------------
20                   TOTAL PROPERTY AND EQUIPMENT                                                                             $0
                                                                                                              ---------------------

               OTHER ASSETS

21               Notes receivable-net of allowances                                                                   $5,000,000
                 --------------------------------------------------                                           ---------------------
22               Investment-NST                                                                                         $300,000
                 --------------------------------------------------                                           ---------------------
23               Investment-subs                                                                                        $112,618
                 --------------------------------------------------                                           ---------------------
24               Accounts receivable-intercompany net of allowances                                                           $0
                 --------------------------------------------------                                           ---------------------
25                   TOTAL OTHER ASSETS                                                                               $5,412,618
                                                                                                             ----------------------
26                   TOTAL ASSETS                                                                                     $5,498,364
                                                                                                             ----------------------
                                                                                                             ----------------------

     NOTE:

     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
                                            ------------------------------
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                  ($ ______ )



          LIABILITIES                                                  FROM SCHEDULES
                                                                       --------------
           POST-PETITION

            CURRENT LIABILITIES

27             Salaries and wages
                                                                                                              --------------------
28             Payroll taxes
                                                                                                              --------------------
29             Real and personal property taxes
                                                                                                              --------------------
30             Income taxes
                                                                                                              --------------------
31             Notes payable (short term)
                                                                                                              --------------------
32             Accounts payable (trade)                                     A                                               $349
                                                                                                              --------------------
33             Real property lease arrearage
                                                                                                              --------------------
34             Personal property lease arrearage
                                                                                                              --------------------
35             Accrued professional fees                                                                                $132,850
                                                                                                              --------------------
36             Current portion of long-term debt (due within 12 months)
                                                                                                              --------------------
37             Other:
                           -------------------------------------                                              --------------------

38             -------------------------------------------------                                              --------------------

39             -------------------------------------------------                                              --------------------


40             TOTAL CURRENT LIABILITIES                                                                                $133,199
                                                                                                              --------------------

41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                              --------------------

42             TOTAL POST-PETITION LIABILITIES                                                                          $133,199
                                                                                                              --------------------

           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

43             Secured claims                                               E                                           $100,000
                                                                                                              --------------------
44             Priority unsecured claims                                    E                                           $101,776
                                                                                                              --------------------
45             General unsecured claims                                     E                                         $5,265,259
                                                                                                              --------------------

46             TOTAL PRE-PETITION LIABILITIES                                                                         $5,467,035
                                                                                                              --------------------

47             TOTAL LIABILITIES                                                                                      $5,600,234
                                                                                                              --------------------

          EQUITY (DEFICIT)

48                   Preferred Stock                                                                                     $80,000
                     -------------------------------------------                                              --------------------
49                   Common Stock                                                                                        $28,846
                     -------------------------------------------                                              --------------------
50                   Additional Paid-In Capital                                                                      $18,461,441
                     -------------------------------------------                                              --------------------
51                   Accumulated Deficit                                                                            ($18,637,414)
                     -------------------------------------------                                              --------------------
52          Market value adjustment                                                                                     ($34,743)
                                                                                                              --------------------
53             TOTAL EQUITY (DEFICIT)                                                                                  ($101,870)
                                                                                                              --------------------

54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                 $5,498,364
                                                                                                              --------------------
                                                                                                              --------------------

                                                           SCHEDULES
                                                    (GENERAL BUSINESS CASE)
                                                          ($______ )

                                                          SCHEDULE A
                                               ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                ACCOUNTS           ACCOUNTS PAYABLE               PAST DUE
          Receivables and Payables Ageings                     RECEIVABLE          [POST PETITION]           POST PETITION DEBT
                                                               ----------          ---------------           -----------------
            0 -30 Days                                                                       $349
                                                            ----------------      ----------------)
            31-60 Days                                                                            )
                                                            ----------------      ----------------)                         $0
            61-90 Days                                                                            )---------------------------
                                                            ----------------      ----------------)
                                                                   $75,156
            91+ Days                                        ----------------      ----------------
                                                                                  ----------------
            Total accounts receivable/payable                      $75,156                    $349
                                                            ----------------      ----------------
            Allowance for doubtful accounts                                       ----------------
                                                            ---------------
            Accounts receivable (net)                              $75,156
                                                            ---------------
                                                            ---------------



                                                            SCHEDULE B
                                                   INVENTORY/COST OF GOODS SOLD

          TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
          ---------------------------------                           ------------------
                                                 INVENTORY(IES)      Inventory Beginning of Month
                                                  BALANCE AT
                                                  END OF MONTH                                          ---------------------------
                                                  ------------
                                                                     Add -
          Retail/Restaurants -                                             Net purchases                ---------------------------
               Product for resale              -----------------           Direct labor                 ---------------------------
                                                                           Manufacturing overhead       ---------------------------
          Distribution -                                                   Freight in                   ---------------------------
               Product for resale              -----------------           Other:

                                                                           ----------------------       ---------------------------
          Manufacturer -                                                   ----------------------       ---------------------------
               Raw materials                   -----------------
               Work-in-progress                -----------------     Less -
               Finished goods                  -----------------          Inventory End of Month        ---------------------------
                                                                          Shrinkage                     ---------------------------
          Other -                              -----------------          Personal Use                  ---------------------------
               Explain
                         ----------------------
              ---------------------------------                           Cost of Goods Sold                                     $0
                                                                                                        ---------------------------
                                                                                                        ---------------------------

                    TOTAL                                     $0
                                               -----------------
                                               -----------------



          METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS
          ---------------------------                                    ---------------------------
          Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
                             Yes                No
                                     ----              ----
          How often do you take a complete physical inventory?           Valuation methods -
                                                                                FIFO cost         ----------------------
               Weekly                ----                                       LIFO cost         ----------------------
               Monthly               ----                                       Lower of cost or
               Quarterly             ----                                              market     ----------------------
               Semi-annually         ----                                       Retail method     ----------------------
               Annually              ----

                                                                                Other -           ----------------------
          Date of last physical inventory was     Unknown                         Explain
                                                  -----------                     --------------------------------------
          Date of next physical inventory is      N/A
                                                  -----------                     --------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

               DESCRIPTION                                                             COST                       MARKET VALUE
               -----------                                                             ----                       ------------
               None
               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------
                     TOTAL                                                                       $0                              $0
                                                                             ----------------------         -----------------------
                                                                             ----------------------         -----------------------

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

               DESCRIPTION                                                             COST                       MARKET VALUE
               -----------                                                             ----                       ------------
               MACHINERY & EQUIPMENT -
               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------
                     TOTAL                                                                       $0                              $0
                                                                             ----------------------         -----------------------
                                                                             ----------------------         -----------------------

               FURNITURE & FIXTURES -
               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------
                     TOTAL                                                                       $0                              $0
                                                                             ----------------------         -----------------------
                                                                             ----------------------         -----------------------

               OFFICE EQUIPMENT -
               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------
                     TOTAL                                                                       $0                              $0
                                                                             ----------------------         -----------------------
                                                                             ----------------------         -----------------------

               LEASEHOLD IMPROVEMENTS -
               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------
                     TOTAL                                                                       $0                              $0
                                                                             ----------------------         -----------------------
                                                                             ----------------------         -----------------------

               VEHICLES -
               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------

               ------------------------------------------------------        ----------------------         -----------------------
                     TOTAL                                                                       $0                              $0
                                                                             ----------------------         -----------------------
                                                                             ----------------------         -----------------------

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                  CLAIMED                          ALLOWED
          LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                             AMOUNT                          AMOUNT (B)
          -------------------------------------------                             ------                          ----------
               Secured claims  (a)                                                         $100,000
                                                                             ----------------------         -----------------------
               Priority claims other than taxes
                                                                             ----------------------         -----------------------
               Priority tax claims                                                         $101,776
                                                                             ----------------------         -----------------------
               General unsecured claims                                                  $5,265,259
                                                                             ----------------------         -----------------------

               (a)       List total amount of claims even if under secured.

               (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED August, 1998
                                               ------------
                                 $
                                  -------------

                     CURRENT MONTH                                                            CUMULATIVE       NEXT MONTH
---------------------------------------------------------                                   (CASE TO DATE)     FORECAST
ACTUAL             FORECAST            VARIANCE                                             --------------    ----------
------             --------            --------
                                                    REVENUES
                                      $0       1      Gross Sales                                 $7,000
-----------    -----------   -----------                                                     -----------      -----------
                                      $0       2      less: Sales Returns & Allowances
-----------    -----------   -----------                                                     -----------      -----------
                                      $0       3      Net Sales                                   $7,000               $0
-----------    -----------   -----------                                                     -----------      -----------
                                      $0       4      less: Cost of Goods Sold
                                                         (Schedule 'B')                          $68,271
-----------    -----------   -----------                                                     -----------      -----------
                                      $0       5      Gross Profit                              ($61,271)              $0
-----------    -----------   -----------                                                     -----------      -----------
                                      $0       6      Interest                                      $92
-----------    -----------   -----------                                                     -----------      -----------
                                               7      Other Income:

                                      $0       8
-----------    -----------   -----------                                                     -----------      -----------
                                      $0       9
-----------    -----------   -----------                                                     -----------      -----------

         $0             $0            $0      10          TOTAL REVENUES                        ($61,179)              $0
-----------    -----------   -----------                                                     -----------      -----------


                                                    EXPENSES
                                      $0      11      Compensation to Owner(s)/Officer(s)
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      12      Salaries/Commissions
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      13      Management Fees
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      14      Depreciation
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      15      Taxes:
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      16          Employer Payroll Taxes
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      17          Real Property Taxes
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      18          Other Taxes
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      19      Other Selling
-----------    -----------   -----------                                                     -----------      -----------
       $223                        ($223)     20      Other Administrative                        $1,721
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      21      Interest
-----------    -----------   -----------                                                     -----------      -----------
                                              22      Other Expenses:

                                      $0      23      Storage Rental                              $1,601
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      24      Accounting                                  $1,510
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      25      Press Release                                 $625
-----------    -----------   -----------                                                     -----------      -----------
       $126                        ($126)     26      Telecommunications                          $4,945
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      27      SEC Reporting                               $2,999
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      28      Litigation Costs                            $1,193
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      29      ----------------------
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      30      ----------------------
-----------    -----------   -----------                                                     -----------      -----------

       $349             $0         ($349)     31          TOTAL EXPENSES                         $14,594               $0
-----------    -----------   -----------                                                     -----------      -----------

      ($349)            $0         ($349)     32 SUBTOTAL                                       ($75,773)              $0
-----------    -----------   -----------                                                     -----------      -----------

                                                 REORGANIZATION ITEMS
    $13,240                     ($13,240)     33      Professional Fees                         $225,118
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      34      Provisions for Rejected Executory
-----------    -----------   -----------                  Contracts                          -----------      -----------
                                                      Interest Earned on Accumulated Cash
                                      $0      35          Resulting from Chp 11 Case
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      36      Gain or (Loss) from Sale of Equipment       $4,592
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      37      US Trustee Fees                             $1,000
-----------    -----------   -----------                                                     -----------      -----------
                                      $0      38      ----------------------
-----------    -----------   -----------                                                     -----------      -----------

    $13,240             $0      ($13,240)     39          TOTAL REORGANIZATION ITEMS            $221,526               $0
-----------    -----------   -----------                                                     -----------      -----------
                                              40 NET PROFIT (LOSS) BEFORE FEDERAL
   ($13,589)            $0      ($13,589)            & STATE TAXES                             ($297,299)              $0
-----------    -----------   -----------                                                     -----------      -----------

                                      $0      41      Federal & State Income Taxes
-----------    -----------   -----------                                                     -----------      -----------

   ($13,589)            $0      ($13,589)     42 NET PROFIT (LOSS)                             ($297,299)              $0
-----------    -----------   -----------                                                     -----------      -----------
-----------    -----------   -----------                                                     -----------      -----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED August, 1998
                                            ------------



CASH BALANCE BEGINNING OF MONTH                                                          $14,308
                                                                                    ------------
CASH RECEIPTS (1)                                                                             $0
                                                                                    ------------
CASH DISBURSEMENTS (1)                                                                    $3,718
                                                                                    ------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                       ($3,718)
                                                                                    ------------
CASH BALANCE END OF MONTH                                                                $10,590
                                                                                    ------------
                                                                                    ------------





RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------
                                                            ACCOUNT 1                  ACCOUNT 2                   ACCOUNT 3
                                                            ---------                  ---------                   ---------
BANK                                                        Wells Fargo                Bank of America
                                                            -----------------          -----------------         -----------------
ACCOUNT TYPE                                                General                    Murray&Murray Trust
                                                            -----------------          -----------------         -----------------

ACCOUNT NO.                                                 0114-458243                00357-63272
                                                            -----------------          -----------------         -----------------

ACCOUNT PURPOSE                                             Operations                 None
                                                            -----------------          -----------------         -----------------

BALANCE, END OF MONTH                                                 $10,590                         $0
                                                            -----------------          -----------------         -----------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                  $10,590
                                                            -----------------
                                                            -----------------







(1) Excluding bank transfers between your accounts.